UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. NVN Liquidation, Inc., f/k/a Novan, Inc. Debtor(s) § § § § Case No. 23-10937 Lead Case No. 23-10937 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 09/30/2023 Petition Date: 07/17/2023 Months Pending: 3 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 37 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Scott Jones 10/23/2023 Scott Jones Morris, Nichols, Arsht & Tunnell LLP 1201 North Market Street, PO Box 1347 Wilmington, DE 19899-1347 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 1 of 17 Exhibit 99.1

Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 2 of 17

Debtor's Name NVN Liquidation, Inc., f/k/a Novan, Inc. Case No. 23-10937

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$3,077,597	
b.	Total receipts (net of transfers between accounts)	$16,501,298	$20,003,839
c.	Total disbursements (net of transfers between accounts)	$13,180,380	$16,766,534
d.	Cash balance end of month (a+b-c)	$6,398,515	
e.	Disbursements made by third party for the benefit of the estate	$1,207,567	$1,207,567
f.	Total disbursements for quarterly fee calculation (c+e)	$14,387,947	$17,974,101

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ○ Market ○ Other ◉ (attach explanation))	$0
d	Total current assets	$9,382,775
e.	Total assets	$9,393,075
f.	Postpetition payables (excluding taxes)	$78,337
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$78,337
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$6,709,338
n.	Total liabilities (debt) (j+k+l+m)	$6,787,674
o.	Ending equity/net worth (e-n)	$2,605,401

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$21,357,567	$21,357,567
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$1,207,567	$1,207,567
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$20,150,000	$20,150,000

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$215,459	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$215,459	
d.	Selling expenses	$0	
e.	General and administrative expenses	$6,122,847	
f.	Other expenses	$1,059,301	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$182,217	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$33,161,164	
k.	Profit (loss)	$26,012,528	$24,020,955

UST Form 11-MOR (12/01/2021) 2

Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 3 of 17

Debtor's Name NVN Liquidation, Inc., f/k/a Novan, Inc. Case No. 23-10937

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) Aggregate Total			$170,429	$220,429	$170,429	$220,429
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Raymond James	Financial Professional	$50,000	$100,000	$50,000	$100,000
	ii	KCC	Financial Professional	$120,429	$120,429	$120,429	$120,429
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UST Form 11-MOR (12/01/2021) 3

Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 4 of 17

Debtor's Name NVN Liquidation, Inc., f/k/a Novan, Inc. Case No. 23-10937

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UST Form 11-MOR (12/01/2021) 4

Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 5 of 17

Debtor's Name NVN Liquidation, Inc., f/k/a Novan, Inc. Case No. 23-10937

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total			$20,750	$58,200	$43,063	$80,513
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Law office of Kathleen Lynch, P	Special Counsel	$8,750	$17,500	$8,750	$17,500
	ii	Myers Bigel Sibley & Sajovec,	Special Counsel	$12,000	$40,700	$12,000	$40,700
	iii	Deloitte Tax LLP	Financial Professional	$0	$0	$22,313	$22,313
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UST Form 11-MOR (12/01/2021) 5

Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 6 of 17

Debtor's Name NVN Liquidation, Inc.,
f/k/a Novan, Inc.

Case No. 23-10937

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UST Form 11-MOR (12/01/2021) 6

Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 7 of 17

Debtor's Name NVN Liquidation, Inc., f/k/a Novan, Inc. Case No. 23-10937

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UST Form 11-MOR (12/01/2021) 7

Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 8 of 17

Debtor's Name NVN Liquidation, Inc., f/k/a Novan, Inc. Case No. 23-10937

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c.	All professional fees and expenses (debtor & committees)			$0	$0		

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$16,593
d.	Postpetition employer payroll taxes paid	$57,289	$84,855
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

		Answer
a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ◉ No ○
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ◉
c.	Were any payments made to or on behalf of insiders?	Yes ◉ No ○
d.	Are you current on postpetition tax return filings?	Yes ◉ No ○
e.	Are you current on postpetition estimated tax payments?	Yes ◉ No ○
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉ No ○
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ◉ No ○
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○ No ◉ N/A ○
i.	Do you have: Worker's compensation insurance?	Yes ○ No ◉
	If yes, are your premiums current?	Yes ○ No ○ N/A ◉ (if no, see Instructions)
	Casualty/property insurance?	Yes ○ No ◉
	If yes, are your premiums current?	Yes ○ No ○ N/A ◉ (if no, see Instructions)
	General liability insurance?	Yes ◉ No ○
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○ No ◉
k.	Has a disclosure statement been filed with the court?	Yes ○ No ◉
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉ No ○

UST Form 11-MOR (12/01/2021) 8

Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 9 of 17

Debtor's Name NVN Liquidation, Inc., f/k/a Novan, Inc. Case No. 23-10937

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Paula Brown Stafford
Signature of Responsible Party

Paula Brown Stafford
Printed Name of Responsible Party

CEO
Title

10/23/2023
Date

UST Form 11-MOR (12/01/2021) 9

Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 10 of 17

Debtor's Name NVN Liquidation, Inc., f/k/a Novan, Inc.

Case No. 23-10937

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UST Form 11-MOR (12/01/2021)

10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name NVN Liquidation, Inc., f/k/a Novan, Inc. Case No. 23-10937 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 11 of 17

UST Form 11-MOR (12/01/2021) 12 Debtor's Name NVN Liquidation, Inc., f/k/a Novan, Inc. Case No. 23-10937 PageFour PageThree Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 12 of 17

NVN Liquidation, Inc. Balance Sheet As of September 30, 2023 Cash and cash equivalents 6,398,515$ Prepaid expenses and other current assets 2,984,260 TOTAL CURRENT ASSETS 9,382,775 Other assets 10,300 TOTAL ASSETS 9,393,075$ Accounts payable 1,440,903$ Accrued expenses 5,346,771 TOTAL CURRENT LIABILITIES 6,787,674 Contingent Consideration due to EPG for purchase, net of current portion 2,352,961 Due to/from EPI Health, LLC 13,128,691 [1] TOTAL LIABILITIES 22,269,326 Common Stock 3,683 Additional paid-in capital 291,393,658 Treasury stock (155,268) Accumulated deficit (304,118,324) TOTAL EQUITY (DEFICIT) (12,876,251) TOTAL LIABILITIES & EQUITY (DEFICIT) 9,393,075$ Footnote: [1] This line item includes an intercompany balance generated post-petition related to the NVN Liquidation, Inc. (f/k/a Novan, Inc.) joint administration of case 23-10937 and 23-10938 totaling $4.4 million. As part of the joint administration of the bankruptcy proceedings, certain transactions and amounts have been recorded on the books and records of NVN Liquidation, Inc. rather than EPI Health, LLC, due to the nature of the underlying general ledger and accounting system. Post-petition adjustments specifically impacting either Debtor have been reflected within the intercompany account balances accordingly. Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 13 of 17

NVN Liquidation, Inc. Statement of Operations Reporting Period: September 1 to September 30, 2023 License and collaboration revenue 215,459$ Government research contracts and grants revenue - TOTAL REVENUE 215,459 Research and development 1,059,031 General and administrative 6,122,847 TOTAL OPERATING EXPENSES 7,181,878 Interest income 4,734 Interest expense 186,951 Impairment of goodwill 4,055,662 [1] Gain on sale of assets 37,216,826 [2] NET INCOME (LOSS) 26,012,528$ [2] Footnote: [1] Goodwill related to the acquisition of EPI Health, LLC by NVN Liquidation, Inc. in March 2022 was recorded on NVN Liquidation, Inc.'s balance sheet. [2] As part of the joint administration of the bankruptcy proceedings, certain transactions and amounts have been recorded on the books and records of NVN Liquidation, Inc. rather than EPI Health, LLC, due to the nature of the underlying general ledger and accounting system. Post-petition adjustments specifically impacting either Debtor have been reflected within the intercompany account balances accordingly. Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 14 of 17

NVN Liquidation, Inc. Statement of Cash Receipts and Disbursements Summary (Cash Basis) Reporting Period: September 1 to September 30, 2023 BEGINNING CASH BALANCE 3,077,597$ Receipts: DIP funding from Ligand Pharmaceuticals 8,500,000 Proceeds from asset sales 8,000,000 [1] Interest income 1,298 TOTAL RECEIPTS 16,501,298 Operating Disbursements: Payroll and benefits 1,953,385 Rent and utilities 80,179 Intellectual property activities 69,239 Manufacturing and QA services 1,243,631 Facility, administrative and information technology services 235,498 Activities and services related to lead R&D asset (SB206) 244,374 Interest on DIP loan 186,951 [1] Fees on DIP loan 780,000 [1] Professional fees related to bankruptcy 2,686,308 [1] Repayment of DIP loan 2,850,000 [1] Transfers to EPI Health, LLC 342,000 Transfers to EPI Health, LLC related to asset sales 2,445,670 [1] Bank fees and other misc. 63,145 TOTAL DISBURSEMENTS 13,180,380 NET CASH FLOW 3,320,918 ENDING CASH BALANCE 6,398,515$ Footnote: [1] As part of the joint administration of the bankruptcy proceedings, certain transactions and amounts have been recorded on the books and records of NVN Liquidation, Inc. rather than EPI Health, LLC, due to the nature of the underlying general ledger and accounting system. Post-petition adjustments specifically impacting either Debtor have been reflected within the intercompany account balances accordingly. Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 15 of 17

NVN Liquidation, Inc. Summary of Cash Book Balances As of September 30, 2023 Cash and cash equivalents Account Description Bank Account Number Last 4 Digits Book Balance as of 9/30/2023 Operational Silicon Valley Bank 7949 9,843 Utility Motion Account East West Bank 0000 18,125 Operational PNC Bank 0299 6,358,248 Operational PNC Bank 3407 (185) Collateral/Unrestricted (Letter of Credit) PNC Bank 3374 12,484 6,398,515$ Restricted Cash, current Account Description Bank Account Number Last 4 Digits Book Balance as of 9/30/2023 Collateral/Restricted (Letter of Credit) PNC Bank 3374 -$ Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 16 of 17

Case 23-10937-LSS Doc 381 Filed 10/23/23 Page 17 of 17

NVN Liquidation, Inc.
Summary of Intercompany Balances
Reporting Period: September 1 to September 30, 2023

	Pre-petition	Post-petition	Total	
BEGINNING BALANCE	$ 13,670,303	$ (292,715)	$ 13,377,588	[1]
Additions:				
Transactions related to asset sales	-	4,363,403	4,363,403	
TOTAL ADDITIONS	-	4,363,403	4,363,403	
Reductions:				
Operating transactions	-	556,638	556,638	
Impairment of goodwill	4,055,662	-	4,055,662	
TOTAL REDUCTIONS	4,055,662	556,638	4,612,300	
NET ACTIVITY	(4,055,662)	3,806,765	(248,897)	
ENDING BALANCE	$ 9,614,641	$ 3,514,050	$ 13,128,691	

Footnote:
[1] Certain intercompany balance generated post-petition relate to the NVN Liquidation, Inc. (f/k/a Novan, Inc.) joint administration of Case 23-10937 and Case 23-10938. As part of the joint administration of the bankruptcy proceedings, certain transactions and amounts have been recorded on the books and records of NVN Liquidation, Inc. rather than EPI Health, LLC, due to the nature of the underlying general ledger and accounting system. Post-petition adjustments specifically impacting either Debtor have been reflected within the intercompany account balances accordingly.

Prior to the petition date, the Debtors recorded intercompany assets and liabilities through one intercompany account. The intercompany account recorded transactions, including, but not limited to, transfers of cash, disbursements and other financial reporting adjustments related to the operations of the Debtor and its subsidiaries on a consolidated basis. The pre-petition intercompany balance was generated by transactions which were based on the consolidated operations of the Debtors, not on an arm's length basis. For example, there were no intercompany allocation of certain operating and non-operating expenses to EPI Health, LLC from NVN Liquidation, Inc. Such allocations, if recorded, would have impacted the pre-petition intercompany balances.